UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2025

FrontView REIT, Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-42301	93-2133671
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3131 McKinney Avenue Suite L10
Dallas, Texas		75204
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 214 796-2445

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock $0.01 par value per share	FVR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On March 19, 2025, FrontView REIT, Inc. (the “Company”) issued a press release announcing its financial results for the quarter and year ended December 31, 2024. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release is also available on the Company’s website.

Item 7.01 – Regulation FD Disclosure

On March 19, 2025, the Company made available on its website an updated presentation containing quarterly supplemental information pertaining to its operations and financial results for the quarter and year ended December 31, 2024. A copy of the quarterly supplemental information is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information contained in Item 2.02 and 7.01 hereof, including the information contained in Exhibit 99.1 and quarterly supplemental information attached as Exhibit 99.2, are being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. References to the Company’s website in this Current Report on Form 8-K and in the attached Exhibit 99.1 and Exhibit 99.2 do not incorporate by reference the information on such website into this Current Report on Form 8-K and the Company disclaims any such incorporation by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release Dated March 19, 2025
99.2	Quarterly Supplemental Information for the Quarter Ended December 31, 2024
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FrontView REIT, Inc.

Date:	March 19, 2025	By:	/s/ Timothy Dieffenbacher
Timothy Dieffenbacher Chief Financial Officer, Treasurer and Secretary